                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 30, 1997

                              EASGTROUP PROPERTIES
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                    MARYLAND
                 (State or other jurisdiction of incorporation)

                      1-7094                             13-2711135
             (Commission File Number)          (IRS Employer Identification No.)

               300 ONE JACKSON PLACE
              188 EAST CAPITOL STREET
                  P.O. BOX 22728
               JACKSON, MISSISSIPPI                     39225-2728
     (Address of principal executive offices)            (Zip Code)

Registrant's telephone number (601) 354-3555

          (Former name or former address, if changed since last report)

                                    FORM 8-K

                              EASTGROUP PROPERTIES

ITEM 5. OTHER EVENTS
        ------------

On August 9, 1996, EastGroup Properties purchased the Walnut Business Center ("Walnut") in Fullerton, California. Walnut is a two building industrial complex with 234,070 functional square feet. The $8,200,000 purchase price was paid with funds obtained under a line of credit with a local commercial bank with an interest rate of LIBOR plus 1.85%. Walnut was 100% leased at the acquisition date and the Trust expects minimal capital expenditures. Walnut competes in the North Orange County sub-market of Orange County, California. The average rental rates of the leases approximate market rates. EastGroup is not aware of any material factors relating to Walnut that would cause the reported financial information not to be necessarily indicative of future operating results.

In 1996, EastGroup completed purchase business combinations - with LNH REIT, Inc. on May 14, 1996 and Copley Properties, Inc. on June 19, 1996; two property acquisitions - Walnut on August 9, 1996 and Braniff Park West on September 19, 1996 and four material dispositions - Garden Villa Apartments on January 31, 1996, Sample I-95 land on July 26, 1996, Pin Oaks Apartments on November 27, 1996 and Plantations Apartments on December 19, 1996.

The unaudited Pro Forma Consolidated Financial Statements that are attached hereto set forth the pro forma effects of the transactions.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
        ---------------------------------

(A) FINANCIAL STATEMENTS

The following audited financial statement of Walnut Business Center for the year ended December 15, 1995 is filed herewith. Also included is the unaudited financial statement for the nine months ended September 15, 1996.

WALNUT BUSINESS CENTER                                                                       PAGE
----------------------                                                                       ----

Independent Auditors' Report                                                                     4
Historical Summary of Gross Income and Direct Operating Expenses - for the
  year ended December 15, 1995 and nine months ended September 15, 1996 (unaudited)              5
Notes to Historical Summary of Gross Income and Direct Operating Expenses                        6

(B) PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS.

The following unaudited Pro Forma Consolidated Financial Statements are filed herewith:

EASTGROUP PROPERTIES
--------------------

Pro Forma Consolidated Balance Sheet
  (Unaudited) - as of September 30, 1996                                                         8
Pro Forma Consolidated Statement of
  Operations (Unaudited) - for the nine
  months ended September 30, 1996                                                               10
Pro Forma Consolidated Statement of
  Operations (Unaudited) - for the year
  ended December 31, 1995                                                                       14

(C) EXHIBITS.

The following exhibit is included herein:

23(a) Consent of Independent Auditors

                                    FORM 8-K

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  EastGroup Properties
                                                  (Registrant)

Dated: January 30, 1997                           By: /s/ Keith McKey
                                                  N. Keith McKey, CPA
                                                  Executive Vice-
                                                  President, Chief
                                                  Financial Officer,
                                                  and Secretary

                                                  /s/ Diane W. Hayman
                                                  Diane W. Hayman, CPA
                                                  Controller

                          INDEPENDENT AUDITORS' REPORT


WALNUT BUSINESS PARK:

We have audited the accompanying historical summary of gross income and direct operating expenses (Historical Summary) of Walnut Business Park (the Property) for the year ended December 15, 1995. This Historical Summary is the responsibility of the Property's management. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for incorporation by reference in the Registration Statement on Form S-3 of EastGroup Properties) as described in note 2 and is not intended to be a complete presentation of revenues and expenses.

In our opinion, the historical summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in note 4 of Walnut Business Park for the year ended December 15, 1995, in conformity with generally accepted accounting principles.



                                            KPMG Peat Marwick LLP
Jackson, Mississippi
January 28, 1997

                              WALNUT BUSINESS PARK

        HISTORICAL SUMMARY OF GROSS INCOME AND DIRECT OPERATING EXPENSES



                                                                                YEAR ENDED           NINE MONTHS ENDED
                                                                        DECEMBER 15, 1995           SEPTEMBER 15, 1996
                                                                        -----------------           ------------------
                                                                                                      (UNAUDITED)
                                                                                         (IN THOUSANDS)
Gross income:
         Base rental income                                                   $  728                         688
         Common area maintenance reimbursements                                  118                         122
         Other income                                                              1                           1
                                                                              ------                      ------
                                                                                 847                         811
                                                                              ------                      ------

Direct operating expenses:
         Real estate taxes                                                        92                          70
         Management fees                                                          22                          20
         Insurance                                                                39                          40
         Utilities                                                                30                          15
         Repairs and maintenance                                                  46                          39
                                                                              ------                      ------
                                                                                 229                         184
                                                                              ------                      ------

Excess of gross income over
  direct operating expenses                                                   $  618                         627
                                                                              ======                      ======





                  See accompanying notes to historical summary.

                              WALNUT BUSINESS PARK

    NOTES TO HISTORICAL SUMMARY OF GROSS INCOME AND DIRECT OPERATING EXPENSES
                        (UNAUDITED AS TO INTERIM PERIOD)

(1)  BUSINESS

         Walnut Business Park ("Walnut"), is a warehouse complex located in Fullerton, California. Walnut is comprised of two buildings with a total of approximately 261,000 square feet of leasable space (26,930 square feet with limited functionality).

(2)  BASIS OF PRESENTATION

         The historical summary has been prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission Regulation S-X (for incorporation by reference in the Registration Statement on Form S-3 of EastGroup Properties) and is not a complete presentation of Walnut's revenues and expenses. The historical summary has been prepared on the accrual basis of accounting.

         The accompanying interim unaudited historical summary has been prepared pursuant to the rules and regulations of the Securities and Exchange Commission. Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted pursuant to such rules and regulations, although management believes that the disclosures are adequate to make the information presented not misleading. In the opinion of management, all adjustments and eliminations (consisting only of normal recurring adjustments) necessary to present fairly the historical summary for the nine months ended September 15, 1996, have been included. The results of operations for such interim period are not necessarily indicative of the results for the full year.

         Management of Walnut has made estimates and assumptions relating to the reporting of income and expenses and the disclosure of contingent assets and liabilities to prepare the historical summary in conformity with generally accepted accounting principles. Actual results could differ from those estimates.

(3)  GROSS INCOME

         Walnut leases warehouse space under various operating lease agreements with its tenants. All leases are accounted for as operating leases. Base rental income is recognized on a straight-line basis over the terms of the operating leases. These leases include provisions under which Walnut is reimbursed for certain common area maintenance costs. Certain leases contain renewal options for various periods at various rental rates.

         A summary of minimum rents to be received from tenants under noncancellable operating leases in effect at December 15, 1995 follows:

                                  YEAR ENDING
                                  DECEMBER 15,
                                  ------------

                                  1996              $  857,000
                                  1997                 967,000
                                  1998                 945,000
                                  1999                 916,000
                                  2000                 700,000
                                  Later years        1,496,000
                                                     ---------
                                                    $5,881,000
                                                    ==========


(4)  DIRECT OPERATING EXPENSES

         Direct operating expenses include only those costs comparable to the proposed future operation of Walnut. Costs such as mortgage interest, depreciation, amortization and professional fees are excluded from the historical summary.

         During 1995, Walnut was managed by Investment Development Services, Inc. for a fee based on 2.9% of total collections, as defined.

(5)  RELATED PARTY TRANSACTIONS

         Walnut incurred insurance expense of approximately $39,000 with a related party in 1995.

(6)  SUBSEQUENT EVENT

          In August 1996, EastGroup Properties purchased Walnut.

                              EASTGROUP PROPERTIES

                      PRO FORMA CONSOLIDATED BALANCE SHEET
                                   (UNAUDITED)
                            AS OF SEPTEMBER 30, 1996

         The following unaudited pro forma consolidated balance sheet sets forth the effect of the November 27, 1996 disposition of Pin Oaks Apartments ("Pin Oaks") and the December 19, 1996 disposition of Plantation Apartments ("Plantations") as if the dispositions had been consummated on September 30, 1996. The unaudited pro forma consolidated balance sheet has been prepared by management of EastGroup based upon the historical financial statements of EastGroup and the adjustments and assumptions in the accompanying notes to the unaudited pro forma consolidated financial statements. This unaudited pro forma consolidated balance sheet may not be indicative of the results that actually would have occurred if the dispositions had been in effect on the dates indicated. The unaudited pro forma consolidated balance sheet should be read in conjunction with the financial statements and the notes to the financial statements of EastGroup in its annual report on Form 10-K for the period ended December 31, 1995.

                                                              EASTGROUP
                                                               SEP. 30,
                                                                  1996              MATERIAL              PRO FORMA
                                                              (HISTORICAL)       DISPOSITIONS(1)       CONSOLIDATED
                                                              ------------       ---------------       ------------
                                                                        (IN THOUSANDS, EXCEPT PER SHARE DATA)

ASSETS
Real estate properties (net of
  accumulated depreciation)                                        $266,073           $(8,440)              $257,633
Investment in joint venture                                           4,258                --                  4,258
Mortgage loans (net of allowance for
  losses)                                                            12,624                --                 12,624
Land and land purchase-leasebacks                                     1,342                --                  1,342
Cash and cash equivalents                                               612                --                    612
Other assets                                                          4,310              (117)                 4,193
                                                                   --------           -------               --------
                                                                   $289,219           $(8,557)              $280,662
                                                                   ========           =======               ========
LIABILITIES
Mortgage notes payable                                             $120,885           $(5,226)              $115,659
Notes payable to banks                                               17,780            (6,244)                11,536
Accounts payable, accrued expenses
  and other liabilities                                               3,054                --                  3,054
Minority interest                                                     3,059                --                  3,059
Other liabilities                                                     1,054                --                  1,054
                                                                   --------           -------              ---------
                                                                    145,832           (11,470)               134,362
                                                                   --------           -------              ---------
SHAREHOLDERS' EQUITY
Shares of beneficial interest                                         7,027                --                  7,027

Additional paid-in-capital                                          127,178                --                127,178

Undistributed earnings                                                9,182             2,913                 12,095
                                                                   --------           -------               --------
                                                                    143,387             2,913                146,300
                                                                   --------           -------               --------
                                                                   $289,219           $(8,557)              $280,662
                                                                   ========           =======               ========
Book value per share                                               $  20.41                                 $  20.82
                                                                   ========                                 ========
Shares outstanding                                                    7,027                                    7,027
                                                                   ========                                 ========

                              EASTGROUP PROPERTIES

                  NOTES TO PRO FORMA CONSOLIDATED BALANCE SHEET
                                   (UNAUDITED)
                            AS OF SEPTEMBER 30, 1996


(1) Material dispositions include the disposition of the Pin Oaks Apartments on November 27, 1996 for $4,235,000 net proceeds and the Plantations Apartments on December 19, 1996 for $7,235,000 net proceeds. The proceeds from the Pin Oaks Apartments were used to repay bank debt. $5,226,000 of the proceeds from the Plantations Apartments disposition was used to repay mortgage debt and the balance was used to repay bank debt.

                              EASTGROUP PROPERTIES
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                                   (UNAUDITED)
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1996

         The following unaudited pro forma consolidated statement of operations for the nine months ended September 30, 1996 sets forth the effect of EastGroup's merger with LNH REIT and Copley and EastGroup and Copley's recent acquisitions and material dispositions as if these transactions had been consummated on January 1, 1995. The pro forma consolidated statement of operations has been prepared by management of EastGroup based upon historical statements of operations of EastGroup, LNH REIT and Copley and the adjustments and assumptions in the accompanying notes to the unaudited pro forma consolidated financial statements. The pro forma statement of operations may not be indicative of the results that actually would have occurred if the transactions had been in effect on the dates indicated or which may be obtained in the future. The pro forma statement of operations should be read in conjunction with their notes and the other financial statements and notes to the financial statements of EastGroup.

                                                                                                                   COPLEY 1996
                                                       EASTGROUP                                                    HISTORICAL
                                                       SEP. 30,                                                     OPERATIONS
                                                        1996             RECENT              MATERIAL                PRIOR TO
                                                     (HISTORICAL)     ACQUISITIONS(9)    DISPOSITIONS(10)             MERGER
                                                     ------------     ---------------    ----------------          -----------
                                                                      (IN THOUSANDS, EXCEPT PER SHARE DATA)

REVENUES
Income from real estate operations                        $25,723            $  1,178             $ (1,854)            $ 6,804
Share of real estate investment
  operations                                                   --                  --                   --                  39
Land rents                                                    111                  --                   --                  --
Equity in earnings of real estate
  investment trust                                             43                  --                   --                  --
Interest:
  Mortgage loans                                            1,114                  --                   --                  --
  Other                                                        42                  --                   --                  --
Other                                                         594                  --                   --                  --
                                                          -------              ------              -------             -------

                                                           27,627               1,178               (1,854)              6,843
                                                          -------              ------              -------             -------
EXPENSES
Management fees                                                --                  --                   --                  --
Operating expenses from real
  estate operations                                         9,454                 246               (1,203)              1,653
Interest expense                                            6,047                 672 (11)            (824) (12)         2,526
Depreciation and amortization                               5,166                 165                 (293)              1,700
Minority interest in joint ventures                           187                  --                   --                  --
General and administrative expenses                         1,684                  --                   --                 814
                                                          -------              ------              -------             -------

                                                           22,538               1,083               (2,320)              6,693
                                                          -------              ------              -------             -------

  Income before gain on investments                         5,089                  95                  466                 150
                                                          -------              ------              -------             -------

GAIN ON INVESTMENTS
  Real estate and mortgage loans                            2,161                  --               (1,345) (1)             30
                                                          -------              ------              -------             -------
NET INCOME                                                $ 7,250              $   95              $  (879)            $   180
                                                          =======              ======              =======             =======
Net income per share                                      $  1.35
                                                          =======
WEIGHTED AVERAGE SHARES OUTSTANDING                         5,367
                                                          =======

                                                                                   LNH
                                                            COPLEY'S            HISTORICAL
                                                          ACQUISITIONS/         OPERATIONS
                                                          DISPOSITIONS/          PRIOR TO   PRO FORMA                PRO FORMA
                                                            EXCHANGES             MERGER       ADJUSTMENTS         CONSOLIDATED
                                                            ---------          -----------     -----------         ------------
                                                                           (IN THOUSANDS, EXCEPT PER SHARE DATA)

REVENUES
Income from real estate operations                               $514 (6)            594                --               32,959
Share of real estate investment
  operations                                                      (39)(6)             --                --                   --
Land rents                                                         --                 --                --                  111
Equity in earnings of real estate
  investment trust                                                 --                 --               (43) (2)              --
Interest:
  Mortgage loans                                                   --                251                --                1,365
  Other                                                            --                 16                --                   58
Other                                                              --                123              (358) (3,7)           359
                                                               ------             ------           -------               ------
                                                                  475                984              (401)              34,852
                                                               ------             ------           -------               ------
EXPENSES
Management fees                                                    --                119              (119) (4)              --
Operating expenses from real
  estate operations                                                86 (6)            208                --               10,444
Interest expense                                                  231 (6)             --                --                8,652
Depreciation and amortization                                     144 (6)            140              (218) (8)           6,804
Minority interest in joint ventures                                --                 41                --                  228
General and administrative expenses                                --                259                52  (5)           2,809
                                                               ------             ------           -------              -------
                                                                  461                767              (285)              28,937
                                                               ------             ------           -------              -------
  Income before gain on investments                                14                217              (116)               5,915
                                                               ------             ------           -------              -------
GAIN ON INVESTMENTS
  Real estate and mortgage loans                                  (30)(6)             --              (816) (1)              --
                                                               ------             ------           -------              -------
NET INCOME                                                        (16)               217              (932)               5,915
                                                               ======             ======           =======              =======
Net income per share                                                                                                    $   .84
                                                                                                                        =======
WEIGHTED AVERAGE SHARES OUTSTANDING (13)                                                                                  7,019
                                                                                                                        =======

                              EASTGROUP PROPERTIES

            NOTES TO PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS

(1) EastGroup acquisitions and significant dispositions have been accounted for as follows:

         The operating revenues and expenses associated with EastGroup's acquisitions and significant dispositions in 1996 have been eliminated. Gain on dispositions of $2,161,000 in 1996 has been removed in determining pro forma net income.

(2) Eliminate equity in earnings of LNH REIT, Inc.

(3) Eliminate equity in earnings of EastGroup Managers, Inc.

(4) Eliminate LNH management fee expense to LNH REIT Managers.

(5) Eliminate management fee income received from LNH REIT Managers.

(6) Copley's acquisitions/dispositions/exchanges:

                                                                                 INCOME
                                                        SALES, PURCHASE         FROM REAL      R.E.
                                                          OR EXCHANGE            ESTATE      OPERATING   DEPRECIATION   INTEREST
PROPERTY                                           DESCRIPTION      DATE       OPERATIONS     EXPENSE       EXPENSE      EXPENSE
--------                                           -----------      ----       ----------     -------       -------      -------
                                                                                                 AMOUNTS (000'S)

Columbia Place                                  Exchange(A)   Feb. 1996              153           (9)          (23)          (76)
Metro Business Park                             Exchange(A)   Feb. 1996               98          (21)          (40)          (40)
Dominiguez Properties                           Exchange(A)   Feb. 1996              168          (23)          (56)          (75)
270 Technology Park                             Exchange(A)   Feb. 1996               --           --            --            --
West Side Business Park                         Exchange(A)   Feb. 1996                7           (6)           (7)           (7)
Central Distribution Center                     Exchange(A)   Feb. 1996               44          (13)           (9)          (17)
Carson Industrial Center                        Exchange(A)   Feb. 1996               44          (14)           (9)          (16)
                                                                                   -----        -----        ------        ------
         Total                                                                     $ 514        $ (86)       $ (144)       $ (231)
                                                                                   =====        =====        ======        ======



                                                                                 SHARE OF
                                                                                   R.E.            GAIN (LOSS) ON
PROPERTY OPERATIONS                                                             INVESTMENT            INVESTMENTS            TOTAL
-------------------                                                             ----------            -----------            -----
                                                                                                   AMOUNTS (000'S)

Columbia Place                                                                         (35)                (30)               (20)
Metro Business Park                                                                      2                  --                 (1)
Dominiguez Properties                                                                   (9)                 --                  5
270 Technology Park                                                                      1                  --                  1
West Side Business Park                                                                  8                  --                 (5)
Central Distribution Center                                                             (3)                 --                  2
Carson Industrial Center                                                                (3)                 --                  2
                                                                                     -----               -----              -----
         Total                                                                       $ (39)              $ (30)             $ (16)
                                                                                     =====               =====              =====

(A) In February 1996 Copley effected two exchange transactions swapping tenancy-in-common interests to gain 100% ownership of certain wholly owned properties. For purposes of the pro forma statement of operations, share of real estate investment operations for all investments involved in the exchange has been eliminated and the separate components of income from operations for the 100% owned real estate properties have been reflected for the pro forma periods.

(7) Eliminate dividend income from Copley's shares.

(8) Depreciation adjustment based on allocation of the purchase price over an estimated life of forty years for buildings and three years for tenant improvements.

(9)   Recent acquisitions include Walnut and Braniff.

(10) Material dispositions include Garden Villa on January 31, 1996 for $4,068,000 net proceeds, Sample I-95 land on July 26, 1996 for $3,267,000 net proceeds, Pin Oaks on November 27, 1996 for $4,235,000 net proceeds and Plantations on December 19, 1996 for $7,235,000 net proceeds.

(11) Increase interest expense on bank debt as if the recent acquisitions had been purchased January 1, 1995.

(12) Decrease interest expense for the repayment of mortgage notes payable on real estate properties and for the reduction of variable rate debt with proceeds in excess of mortgage notes payable.

(13) Weighted average EastGroup Shares outstanding were computed as follows:

                                                                         NINE MONTHS ENDED
                                                                          SEPT. 30, 1996
                                                                          --------------
                                                                          (IN THOUSANDS)

Historical weighted average EastGroup Shares outstanding                          4,242
EastGroup Shares issued in merger with LNH REIT                                     618
EastGroup Shares issued in merger with Copley                                     2,159
                                                                                  -----

Pro Forma weighted average EastGroup Shares outstanding                           7,019
                                                                                  =====

                              EASTGROUP PROPERTIES
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                                   (UNAUDITED)
                      FOR THE YEAR ENDED DECEMBER 31, 1995

         The following unaudited pro forma consolidated statement of operations for the year ended December 31, 1995 sets forth the effect of EastGroup's merger with LNH REIT and Copley and EastGroup and Copley's recent acquisitions and material dispositions as if these transactions had been consummated on January 1, 1995. The pro forma consolidated statement of operations has been prepared by management of EastGroup based upon historical statements of operations of EastGroup, LNH REIT and Copley and the adjustments and assumptions in the accompanying notes to the unaudited pro forma consolidated financial statements. The pro forma statement of operations may not be indicative of the results that actually would have occurred if the transactions had been in effect on the dates indicated or which may be obtained in the future. The unaudited pro forma statement of operations should be read in conjunction with the other financial statements and the notes to the financial statements of EastGroup in its annual report on Form 10-K for the year ended December 31, 1995.


                                                    EASTGROUP             LNH                               PRO FORMA
                                                    DEC. 31,           DEC. 31,            MERGER          CONSOLIDATED
                                                      1995               1995             PRO FORMA          BEFORE
                                                  (HISTORICAL)       (HISTORICAL)        ADJUSTMENTS         COPLEY
                                                  ------------       -------------------------------         ------
                                                               (IN THOUSANDS, EXCEPT PER SHARE DATA)

REVENUES
  Income from real estate operations                    $28,386           $1,451         $     --             $29,837
  Share of real estate investment
    operations                                               --               --               --                  --
  Land rents                                                217               --               --                 217
  Equity in earnings of real estate
    investment trust                                        203               --             (203)(2)              --
  Interest:
    Mortgage loans                                        1,036              889               --               1,925
    Other                                                    --               52               --                  52
  Other                                                     422               87             (146)(3)             363
                                                        -------           ------         --------             -------
                                                         30,264            2,479             (349)             32,394
                                                        -------           ------         --------             -------
EXPENSES
  Management fees                                            --              294             (294)(4)              --
  Operating expenses from real
    estate operations                                    11,575              521               --              12,096
  Interest expense                                        6,287               --               67 (5)           6,354
  Depreciation and amortization                           5,613              369               --               5,982
  Minority interest in joint ventures                       220               98               --                 318
  Provision for losses                                       --              189               --                 189
  General and administrative expenses                     2,180              499              125 (6)           2,804
  Write-off of deferred financing costs                      --               --               --                  --
                                                        -------           ------         --------             -------
                                                         25,875            1,970             (102)             27,743
                                                        -------           ------         --------             -------
         Income before gain on investments                4,389              509             (247)              4,651
                                                        -------           ------         --------             -------
GAIN ON INVESTMENTS
  Real estate and mortgage loans                          3,322              535           (3,857)(1)              --
                                                        -------           ------         --------             -------
NET INCOME                                              $ 7,711           $1,044         $ (4,104)            $ 4,651
                                                        =======           ======         ========             =======
Net income per share                                    $  1.82           $  .47                              $   .96
                                                        =======           ======                              =======
WEIGHTED AVERAGE SHARES OUTSTANDING(7)                    4,226            2,200                                4,844
                                                        =======           ======                              =======

                                                                                                                         PRO FORMA
                                                                                                                       CONSOLIDATED
                                                                                                                          BEFORE
                                                                 COPLEY             COPLEY'S                            EASTGROUP'S
                                                                DEC. 31,          ACQUISITIONS/        MERGER          ACQUISITIONS
                                                                  1995            DISPOSITIONS/       PRO FORMA             AND
                                                              (HISTORICAL)          EXCHANGES        ADJUSTMENTS       DISPOSITIONS
                                                              ------------          ---------        -----------       ------------
                                                                                (IN THOUSANDS, EXCEPT PER SHARE DATA)

REVENUES
  Income from real estate operations                                $12,679         $ 2,566 (8)        $   --             $45,082
  Share of real estate investment
    operations                                                          748            (748)(8)            --                  --
  Land rents                                                             --              --                --                 217
  Equity in earnings of real estate
    investment trust                                                     --              --                --                  --
  Interest:
    Mortgage loans                                                       39              --                --               1,964
    Other                                                                --              --                --                  52
  Other                                                                  --              --              (254)(9)             109
                                                                    -------        --------            ------              ------
                                                                     13,466           1,818              (254)             47,424
                                                                    -------        --------            ------              ------
EXPENSES
  Management fees                                                       452              --                --                 452
  Operating expenses from real
    estate operations                                                 3,030              51 (8)                            15,177
  Interest expense                                                    4,533           1,204 (8)           349 (10)         12,440
  Depreciation and amortization                                       3,736             488 (8)           240 (11)         10,446
  Minority interest in joint ventures                                   119              --                --                 437
  Provision for losses                                                   --              --                --                 189
  General and administrative expenses                                 1,270              --                --               4,074
  Write-off of deferred financing costs                                 501              --                --                 501
                                                                    -------        --------            ------             -------
                                                                     13,641           1,743               589              43,716
                                                                    -------        --------            ------             -------
         Income before gain on investments                             (175)             75              (843)              3,708
                                                                    -------        --------            ------              ------
GAIN ON INVESTMENTS
  Real estate and mortgage loans                                      2,564          (2,564)(8)            --                  --
                                                                    -------        --------            ------             -------
NET INCOME                                                          $ 2,389        $ (2,489)           $ (843)            $ 3,708
                                                                    =======        ========            ======             =======
Net income per share                                                $  0.67                                               $   .53
                                                                    =======                                               =======
WEIGHTED AVERAGE SHARES OUTSTANDING(7)                                3,584                                                 7,003
                                                                    =======                                               =======

                                                                RECENT                 MATERIAL                  PRO FORMA
                                                              ACQUISITIONS (12)        DISPOSITIONS (13)        CONSOLIDATED
                                                              -----------------        -----------------        ------------
                                                                          (IN THOUSANDS, EXCEPT PER SHARE DATA)

REVENUES
Income from real estate operations                              $  1,478                 (3,195)                 $ 43,365
Share of real estate investment
  operations                                                          --                     --                        --
Land rents                                                            --                     --                       217
Equity in earnings of real estate
  investment trust                                                    --                     --                        --
Interest:
  Mortgage loans                                                      --                     --                     1,964
  Other                                                               --                     --                        52
Other                                                                 --                     --                       109
                                                                 -------                -------                   -------
                                                                   1,478                 (3,195)                   45,707
                                                                 -------                -------                   -------
EXPENSES
  Management fees                                                     --                     --                       452
  Operating expenses from real
    estate operations                                                311                 (1,779)                   13,709
  Interest expense                                                 1,196 (14)            (1,181) (15)              12,455
  Depreciation and amortization                                      248                   (530)                   10,164
  Minority interest in joint ventures                                 --                     --                       437
  Provision for losses                                                --                     --                       189
  General and administrative expenses                                 --                     --                     4,074
  Write-off of deferred financing costs                               --                     --                       501
                                                                 -------               --------                   -------
                                                                   1,755                 (3,490)                   41,981
                                                                 -------               --------                   -------
         Income before gain on investments                          (277)                   295                     3,726
                                                                 -------               --------                   -------
GAIN ON INVESTMENTS
  Real estate and mortgage loans                                      --                     --                        --
                                                                 -------               --------                   -------
NET INCOME                                                       $  (277)              $    295                   $ 3,726
                                                                 =======               ========                   =======
Net income per share                                                                                              $   .53
                                                                                                                  =======
WEIGHTED AVERAGE SHARES OUTSTANDING(7)                                                                              7,003
                                                                                                                  =======

                              EASTGROUP PROPERTIES

            NOTES TO PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS

(1) EastGroup and LNH dispositions have been accounted for as follows:

         The operating revenues and expenses associated with EastGroup's acquisitions and dispositions in 1995 are immaterial. Gain on dispositions of $3,322,000 in 1995 has been removed in determining pro forma net income.

         The operating revenues and expenses associated with the LNH acquisitions and dispositions in 1995 are immaterial. Gain on dispositions of $535,000 in 1995 has been removed in determining pro forma net income.

(2) Eliminate equity in earnings of LNH REIT, Inc.

(3) Eliminate equity in earnings of EastGroup Managers, Inc.

(4) Eliminate LNH management fee expense to LNH REIT Managers.

(5) Increase interest expense for borrowings to purchase LNH Shares from the Walker Interests. The borrowings to purchase these shares was $3,070,000 at an average rate of 8.5% for one quarter in 1995.

(6) Eliminate management fee income received from LNH REIT Managers.

(7) Weighted average EastGroup Shares outstanding were computed as follows:

                                                                                                               YEAR ENDED
                                                                                                              DEC. 31, 1995
                                                                                                              -------------
                                                                                                             (IN THOUSANDS)

Historical weighted average EastGroup Shares outstanding                                                             4,226
EastGroup Shares issued in merger with LNH REIT                                                                        618
                                                                                                                     -----
Pro forma weighted average EastGroup Shares outstanding before Copley                                                4,844
EastGroup Shares issued in merger with Copley                                                                        2,159
                                                                                                                     -----
Pro Forma weighted average EastGroup Shares outstanding                                                              7,003
                                                                                                                     =====

(8) Copley's acquisitions/dispositions/exchanges:

                                  SALE, PURCHASE       INCOME                                        SHARES OF
                                  OR EXCHANGES        FROM REAL     R.E.     DEPRE-                     R.E.    GAIN(LOSS)
                                  ------------         ESTATE    OPERATING   CIATION      INTEREST   INVESTMENT     ON
        PROPERTY              DESCRIPTION   DATE     OPERATIONS   EXPENSE    EXPENSE      EXPENSE    OPERATIONS INVESTMENTS  TOTAL
        --------              -----------   ----     ----------   -------    -------      -------    ---------- -----------  -----
                                                                        AMOUNTS (000'S)

Peachtree Corners Dist
  Center                          Sale   Nov. 1995     $(1,134)    $ 312      $ 396        $ 198        $ --   $ (1,806)    $(2,034)
University Business Center         (A)                     (64)       --         --           57          --         --          (7)
Park North Business Center        Sale   June 1995        (806)      229        411          251          --       (758)       (673)
Kingsview Industrial Center   Purchase   July 1995         231        --        (45)          --          --         --         186
Columbia Place             Exchange(B)   Feb. 1996       1,838       (32)      (237)        (921)       (599)        --          49
Metro Business Park        Exchange(B)   Feb. 1996       1,391      (366)      (658)        (500)         47         --         (86)
Dominiguez Properties      Exchange(B)   Feb. 1996       1,110      (194)      (355)        (474)       (155)        --         (68)
270 Technology Park        Exchange(B)   Feb. 1996          --        --         --           --        (111)        --        (111)
West Side Business
  Park                     Exchange(B)   Feb. 1996          --        --         --           --         106         --         106
Central Distribution
  Center                   Exchange(B)   Feb. 1996          --        --         --           --          (3)        --          (3)
Carson Industrial Center   Exchange(B)   Feb. 1996          --        --         --           --         (33)        --         (33)
Line of Credit                     (A)          --          --        --         --          185          --         --         185
                                                       -------     -----     ------      -------      ------    -------     -------
         Total                                         $ 2,566     $ (51)    $ (488)     $(1,204)     $ (748)   $(2,564)    $(2,489)
                                                       =======     =====     ======      =======      ======    =======     =======

(A) For purposes of determining pro forma adjustments, it was assumed that the principal due under certain debt agreements was repaid with available cash and net proceeds available from dispositions which were assumed to occur on January 1, 1995. Principal on notes payable at University Business Center was assumed to be repaid on January 1, 1995. As the $3.5 million pay down on the University Business Center note actually occurred in February 1995, the pro forma adjustment reduces the interest expense by the interest accrued for that portion of the note ($57,000 in 1995). As discussed above, on a pro forma basis, Copley had sufficient cash available throughout the pro forma period to mitigate any need to draw on the line of credit. In addition, the line of credit balance was substantially repaid from the proceeds received as a result of the sale of the Park North Business Center. Therefore, the pro forma adjustments eliminate the effect of interest charges incurred related to amounts drawn under the line of credit during the pro forma period.

(B) In February 1996 Copley effected two exchange transactions swapping tenancy-in-common interests to gain 100% ownership of certain wholly owned properties. For purposes of the pro forma statement of operations, share of real estate investment operations for all investments involved in the exchange has been eliminated and the separate components of income from operations for the 100% owned real estate properties have been reflected for the pro forma periods.

(9)   Eliminate dividend income from Copley's shares.

(10) Increase interest expense for borrowings to purchase Copley shares. The borrowings to purchase these shares were $1,992,000 for six months of 1995 and $4,201,000 for three months of 1995 at an average rate 8.42%.

(11) Depreciation adjustment based on allocation of the purchase price over an estimated life of forty years for buildings and three years for tenant improvements.

(12) Recent acquisitions include Walnut (discussed previously) and Braniff Park West acquired on September 19, 1996 for $5,706,000.

(13) Material dispositions include Garden Villa on January 31, 1996 for $4,068,000 net proceeds, Sample I-95 land on July 26, 1996 for $3,267,000 net proceeds, Pin Oaks on November 27, 1996 for $4,325,000 net proceeds and Plantations on December 19, 1996 for $7,235,000 net proceeds.

(14) Increase interest expense on bank debt as if the recent acquisitions had been purchased January 1, 1995.

(15) Decrease interest expense for the repayment of mortgage notes payable on real estate properties and for the reduction of variable rate debt with proceeds in excess of mortgage notes payable.